                                                                 EXHIBIT 4.1


INCORPORATED UNDER THE LAWS                                 COMMON STOCK
 OF THE STATE OF DELAWARE                                  PAR VALUE $.01

    NUMBER                                                   SHARES

C


THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP 422201 10 3
DALLAS, TEXAS AND NEW YORK, NEW YORK         SEE REVERSE FOR CERTAIN DEFINITIONS



                                     [LOGO]

                            HEALTHCOR HOLDINGS, INC.


This Certifies that




is the owner of




             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF
- --------------------------- HEALTHCOR HOLDINGS, INC. -------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



                                    COUNTERSIGNED AND REGISTERED:
                                       CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                   TRANSFER AGENT AND REGISTRAR


/s/ CHERYL C. BAZZLE    /s/ S. WAYNE BASSLE            BY
     PRESIDENT               SECRETARY                      AUTHORIZED SIGNATURE



                            HEALTHCOR HOLDINGS, INC.
                                   CORPORATE
                                      SEAL
                                    DELAWARE
                                       *

                            HEALTHCOR HOLDINGS, INC.
        The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common                        UNIF GIFT MIN ACT --          Custodian
    TEN ENT -- as tenants by the entireties                                     ---------         --------
    JT TEN  -- as joint tenants with right                                        (Cust)           (Minor)
               of survivorship and not as                                       Under Uniform Gifts to Minors
               tenants in common                                                Act
                                                                                   -----------------------
                                                                                          (State)
               Additional abbreviations may also be used though not in the above list.

    For Value Received,                                 hereby sell, assign and
                       ---------------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
      ---------------------------


                                   X
                                    ------------------------------------------
        NOTICE:                                   (SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT  X
OR ANY CHANGE WHATEVER.             ------------------------------------------
                                                  (SIGNATURE)


                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                              GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                              -------------------------------------------------
                              SIGNATURE(S) GUARANTEED BY:


                              -------------------------------------------------

                            HEALTHCOR HOLDINGS, INC.
        The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common                        UNIF GIFT MIN ACT --          Custodian
    TEN ENT -- as tenants by the entireties                                     ---------         --------
    JT TEN  -- as joint tenants with right                                        (Cust)           (Minor)
               of survivorship and not as                                       Under Uniform Gifts to Minors
               tenants in common                                                Act
                                                                                   -----------------------
                                                                                          (State)
               Additional abbreviations may also be used though not in the above list.

    For Value Received,                                 hereby sell, assign and
                       ---------------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
      ---------------------------


                                   X
                                    ------------------------------------------
        NOTICE:                                   (SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT  X
OR ANY CHANGE WHATEVER.             ------------------------------------------
                                                  (SIGNATURE)


                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                              GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                              -------------------------------------------------
                              SIGNATURE(S) GUARANTEED BY:


                              -------------------------------------------------